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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 30, 1998




                              CANAL ELECTRIC COMPANY
            (Exact name of registrant as specified in its charter)



                                     2-30057
                           (Commission File Number)



        Massachusetts                                   04-1733577
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)



One Main Street, Cambridge, Massachusetts               02142-9150
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code    (617) 225-4000



                              (Not Applicable)
(Former name, address and fiscal year, if changed since last report)
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                            CANAL ELECTRIC COMPANY

Item 2.  Acquisition or Disposition of Assets

    On December 30, 1998, Canal Electric Company (the Company), a wholly-owned subsidiary of Commonwealth Energy System, completed the sale of its non-nuclear electric generation assets to Southern Energy Canal, L.L.C., a subsidiary of Southern Company, for approximately $401 million. These facilities represent 848.5 megawatts (mw) of electric capacity and have an approximate book value of $66 million. This transaction is an integral part of the Company's comprehensive electric industry restructuring plan that was approved by the Massachusetts Department of Telecommunications and Energy
(DTE) and is consistent with the Electric Industry Restructuring Act that was passed by the Massachusetts Legislature in November 1997.

    The Company sold Canal Unit 1 (566 mw) and its one-half interest in Canal Unit 2 (282.5 mw) located in Sandwich, MA.

    A formal divestiture filing was submitted to the DTE and the Federal Energy Regulatory Commission (FERC) on July 31, 1998 that requested approval of the sale of the aforementioned generating assets to Southern Energy. This filing was approved by the DTE on October 30, 1998 and by the FERC on November 12, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired

        Not applicable.

    (b) Pro Forma Financial Information

            The following unaudited pro forma condensed financial statements are filed with this report:

            Pro Forma Condensed Balance Sheet of Canal Electric Company at September 30, 1998

            Pro Forma Condensed Statements of Income of Canal Electric
            Company:
                Year Ended December 31, 1997
                Nine Months Ended September 30, 1998

            The Pro Forma Condensed Balance Sheet of Canal Electric the Company at September 30, 1998 reflects the financial position of the Company after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on September 30, 1998. The Pro Forma Condensed Statements of Income for the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998 assume that the disposition occurred on January 1, 1997 and are based on the operations of the Company for the year ended December 31, 1997 and the nine months ended September 30, 1998.
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                            CANAL ELECTRIC COMPANY


            The unaudited pro forma condensed financial statements have been prepared by the Company based upon assumptions deemed reasonable by it. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not indicative of the future financial position or future results of operations of the Company, or the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's future financial statements will reflect the disposition only from December 30, 1998, the closing date. A more complete description of the events leading up to the disposition is included in the Company's 1997 Annual Report on Form 10-K and 1998 Quarterly Reports on Form 10-Q.

            The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

    (c) Exhibits

        Exhibit 2. Plan of acquisition, reorganization, arrangement, liquidation, or succession.

           Filed herewith as Exhibit 4:

           2.1 Asset Sale Agreement by and between Canal Electric Company and Southern Energy New England, L.L.C. dated as of May 15, 1998.

           (Exhibit 4, as filed herein, does not contain supplemental Exhibits that are a part of the Agreement. However, the registrant agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.)

        Exhibit 99. Additional exhibits.

           Filed herewith as Exhibit 1:

           99.1 Pro Forma Condensed Balance Sheet of Canal Electric Company at September 30, 1998

           Filed herewith as Exhibit 2:

           99.2 Pro Forma Condensed Statements of Income of Canal Electric Company for the Year Ended December 31, 1997 and Nine Months Ended September 30, 1998

           Filed herewith as Exhibit 3:

           99.3     Notes to Unaudited Pro Forma Condensed Financial
                    Statements
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                            CANAL ELECTRIC COMPANY

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CANAL ELECTRIC COMPANY
                                                  (Registrant)





                                            JAMES D. RAPPOLI
                                            James D. Rappoli,
                                            Financial Vice President
                                              and Treasurer




Date:  January 14, 1999